Exhibit 32(i)

              CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                            AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the quarterly report on Form 10-QSB of Dialog Group, Inc. (the "Company") for the quarter ended June 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Peter V. DeCrescenzo, the Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. section 1350, that:
      (1) the Report fully complies with the requirements of Section 13(a) or15(d) of the Securities Exchange Act of 1934; and
      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August __, 2007

                                                        /s/ Peter V. DeCrescenzo
                                                       -------------------------
                                                       Peter V. DeCrescenzo, CEO



                                                                  Exhibit 32(ii)

              CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                            AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the quarterly report on Form 10-QSB of Dialog Group, Inc. (the "Company") for the quarter ended June 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Vincent DeCrescenzo, Sr., the Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. section 1350, that:
      (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August __, 2007

                                                      /s/ Vincent DeCrescenzo
                                                    ----------------------------
                                                    Vincent DeCrescenzo, Sr. CFO